Exhibit 10.11

Execution Version

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT, dated as of September 29, 2026 (this “Amendment”), is made by and among VENTURE GLOBAL SHIPPING HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”) and ING CAPITAL LLC, in its capacity as facility agent under the below-referenced Credit Agreement (the “Facility Agent”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS:
WHEREAS, the Borrower and the Facility Agent entered into that certain Credit and Guaranty Agreement, dated as of June 26, 2026, among the Borrower, Venture Global Shipping Pledgor, LLC, a Delaware limited liability company, the Vessel Owner Guarantors party thereto, the Facility Agent, ING Capital LLC, in its capacity as the security trustee (in such capacity, the “Security Trustee”), the Lenders from time to time party thereto and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, pursuant to Section 11.02(d) of the Credit Agreement, if, following the Closing Date, the Facility Agent and the Borrower shall have agreed in their sole and absolute discretion that there is an ambiguity, inconsistency, manifest error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Facility Agent and the Borrower shall be permitted to amend such provision; and
WHEREAS, the parties hereto desire to correct certain omissions in the definitions of “Term SOFR” and “SOFR Loan” in Section 1.01 of the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and in reliance upon the representations and warranties herein contained, the parties hereto agree as follows:
SECTION 1.    Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 2 below, as of the Effective Date:
(a)The definition of “Term SOFR” is deleted in its entirety and replaced with the following:
(i)“Term SOFR” shall mean the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided that, if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the

Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
(b)The definition of “SOFR Loan” is deleted in its entirety and replaced with the following:
(ii)“SOFR Loan” shall mean a Loan that bears interest at a rate based on Term SOFR.
SECTION 2.    Conditions Precedent. The amendments contemplated in Section 1 of this Amendment shall become effective as of the date when and only when the Facility Agent shall have received counterparts of this Amendment, duly executed by the Borrower and the Facility Agent (such date, the “Effective Date”).
SECTION 3.     References to and Effect on Loan Documents.
(a)On and after the Effective Date, this Amendment shall for all purposes be deemed to be a Loan Document under the Credit Agreement and the other Loan Documents and each reference in the Credit Agreement to “this Agreement”, “the Credit Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment.
(b)As of the date hereof and as of the Effective Date, and except as expressly provided for herein, (i) all of the terms and conditions of all Loan Documents remain in full force and effect and are hereby ratified and confirmed, and none of such terms and conditions are, or shall be construed as, otherwise waived, amended or modified, and (ii) the Borrower hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect.
(c)This Amendment is limited in effect, and except as expressly provided herein, shall not be deemed or interpreted to modify any term, provision, right or Obligation under the Credit Agreement. The execution, delivery, and effectiveness of this Amendment shall not (i) operate as a waiver of any right, power, or remedy of the Facility Agent, the Security Trustee, or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, or (ii) prejudice any other right, power, or remedy which the Facility Agent, the Security Trustee, or any Lender now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents.
SECTION 4.    Miscellaneous.

(a)    By their signatures below, each of the Borrower and the Facility Agent hereby approves this Amendment.
(b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(c)    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission (i.e., a “pdf” or “tif”), including email, shall be effective as delivery of a manually executed counterpart of this Amendment.
(d)    This Amendment constitutes the entire agreement and understanding of the parties hereto relating to the subject matter hereof, and supersedes any and all prior agreements and understandings, written or oral, of the parties hereto relating to the subject matter hereof.
(e)    The provisions of Section 11.07 (Severability), Section 11.09 (Governing Law; Jurisdiction; Consent to Service of Process), and Section 11.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply as if fully set forth herein.
(f)    Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
(g)    The words “execution,” “execute”, “signed,” “signature,” “delivery,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties to this Amendment consent to conduct the transactions contemplated hereunder by electronic means.
[Signature page follows.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officers to execute and deliver this Amendment as of the date first written above.

VENTURE GLOBAL SHIPPING HOLDINGS, LLC,
as the Borrower

By:    /s/ Leah Woodward
    Name:    Leah Woodward
    Title: Treasurer

[Signature Page to Amendment No. 1 to Credit and Guaranty Agreement (VG Shipping)]

ING CAPITAL LLC,
as Facility Agent

By: /s/ Michael Choina_____________
Name: Michael Choina
Title: Managing Director
By: /s/ Maria Fahey________________
Name: Maria Fahey
Title: Director

[Signature Page to Amendment No. 1 to Credit and Guaranty Agreement (VG Shipping)]